                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                                  BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                  Vice President and Treasurer




                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997

                              CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                              TRUST ACCOUNT #80-4141300
                              REMITTANCE DATE: 4/15/97

                                                Total $      Per $1,000
                                                 Amount       Original
                                               ---------    ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $7,066,860.81

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     7,066,860.81

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)         6.05%
          b. Class A-1 Interest                 110,959.76     2.41216870
          c. Class A-2 Remittance Rate(6.65%)         6.65%
          d. Class A-2 Interest                 310,333.33     5.54166661
          e. Class A-3 Remittance Rate(6.85%)         6.85%
          f. Class A-3 Interest                 251,166.67     5.70833341
          g. Class A-4 Remittance Rate(7.15%)         7.15%
          h. Class A-4 Interest                 476,666.67     5.95833338
          i. Class A-5 Remittance Rate(7.45%)         7.45%
          j. Class A-5 Interest                 266,958.33     6.20833326
          k. Class A-6 Remittance Rate (7.75%)        7.75%
          l. Class A-6 Interest                 432,708.33     6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate    8.25%
             is below 8.25%)                    696,843.13     6.87500005
     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 2

                                  CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                  TRUST ACCOUNT #80-4141300
                                  REMITTANCE DATE: 4/15/97

                                                Total $       Per $1,000
                                                 Amount        Original
                                              ------------   ------------
(4)Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                             3,199,333.51            N/A
          a. Scheduled Principal                865,701.32            N/A
          b. Principal Prepayments            1,473,774.08            N/A
          c. Liquidated Contracts               601,542.66            N/A
          d. Repurchases                               .00            N/A
          e. Current Month Advanced Principal   818,164.06            N/A
          f. Prior Month Advanced Principal    (559,848.61)           N/A

     (6)  Pool Scheduled Principal Balance  491,212,036.22

    (6b)  Adjusted Pool Principal Balance   490,393,872.16   947.46601089
    (6c)  Pool Factor                           0.94746601

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date      .00

     (8)  Class A Percentage for such Remittance
          Date                                       92.14%

     (9)  Class A Percentage for the following
          Remittance Date                            92.08%

     (10) Class A Principal Distribution:
          a. Class A-1                        3,199,333.51    69.55072848
          b. Class A-2                                 .00            .00
          c. Class A-3                                 .00            .00
          d. Class A-4                                 .00            .00
          e. Class A-5                                 .00            .00
          f. Class A-6                                 .00            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 3

                                                     CUSIP#'S 393505-
                                                     MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 4/15/97


                                                  Total $            Per $1,000
                                                  Amount              Original
                                               -------------        ------------
(11)  Class A-1 Principal Balance              18,809,213.16        408.89593826
(11a)      Class A-1 Pool Factor                   .40889594

(12)  Class A-2 Principal Balance              56,000,000.00        1000.0000000
(12a)      Class A-2 Pool Factor                  1.00000000

(13)  Class A-3 Principal Balance              44,000,000.00        1000.0000000
(13a)      Class A-3 Pool Factor                  1.00000000

(14)  Class A-4 Principal Balance              80,000,000.00        1000.0000000
(14a)      Class A-4 Pool Factor                  1.00000000

(15)  Class A-5 Principal Balance              43,000,000.00        1000.0000000
(15a)      Class A-5 Pool Factor                  1.00000000

(16)  Class A-6 Principal Balance              67,000,000.00        1000.0000000
(16a)      Class A-6 Pool Factor                  1.00000000

(17)  Class A-7 Principal Balance             101,359,000.00        1000.0000000
(17a)      Class A7 Pool Factor                   1.00000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 4

                                                     CUSIP#'S 393505-
                                                     MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 4/15/97


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)  31-59 days                                  4,420,537.92         134
     (20)  60 days or more                             4,555,534.85         132

     (21)  Current Month Repossessions                   807,974.55          31

     (22)  Repossession Inventory                      3,319,948.97         112

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

     (23)  Average Sixty-Day Delinquency Ratio Test

           (a)  Sixty-Day Delinquency Ratio for current Remittance Date     .93%

           (b)  Average Sixty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 3.5%)                                .85%

     (24)  Average Thirty-Day Delinquency Ratio Test

           (a)  Thirty-Day Delinquency Ratio for current Remittance Date    .90%

           (b)  Average Thirty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 5.5%)                                .90%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997
                                    Page 5

                                                     CUSIP#'S 393505-
                                                     MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 4/15/97

(25)  Cumulative Realized Losses Test
      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from June 1, 2000 to
           May 31, 2001, 6.5% from June 1, 2001 to May 31,
           2002, 8.5% from June 1, 2002 to May 31, 2003 and
           and 9.5% thereafter)                                              .1%

(26)  Current Realized Losses Test
      (a)  Current Realized Losses for current Remittance Date       202,168.27

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
           arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                            .35%

(27)  Class M-1 Principal Balance Test
      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 25.5%)                                               16.25%

(28)  Class B Principal Balance Test
      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $10,351,694.00                                      .00

      (b)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                                 7.86%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT          CUSIP NO. 393505NC2
                                  MARCH 1997            TRUST ACCOUNT #80-414300
                                    Page 6              REMITTANCE DATE: 4/15/97


                                                   Total $          Per $1,000
                                                   Amount            Original
                                                -------------      -------------
CLASS M1 CERTIFICATES
---------------------
(29)   Amount available (including Monthly
       Servicing Fee)                            1,321,891.08

A.     Interest
(30)   Aggregate interest
       a. Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                          8.05%
       b. Class M-1 Interest                       277,758.54         6.70833329
(31)   Amount applied to Class M-1 Interest
       Deficiency Amount                                  .00                  0
(32)   Remaining unpaid Class M-1 Interest
       Deficiency Amount                                  .00                  0

(33)   Amount Applied to:
       a. Unpaid Class M-1 Interest Shortfall             .00                  0

(34)   Remaining:
       a. Unpaid Class M-1 Interest Shortfall             .00                  0

B.     Principal
(35)   Formula Principal Distribution Amount              .00                N/A
       a. Scheduled Principal                             .00                N/A
       b. Principal Prepayments                           .00                N/A
       c. Liquidated Contracts                            .00                N/A
       d. Repurchases                                     .00                N/A

(36)   Class M-1 Principal Balance              41,405,000.00      1000.00000000
(36a)  Class M-1 Pool Factor                       1.00000000
(37)   Class M-1 Percentage for such Remittance
       Date                                              .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT          CUSIP NO. 393505NC2
                                  MARCH 1997            TRUST ACCOUNT #80-414300
                                    Page 7              REMITTANCE DATE: 4/15/97


                                                   Total $          Per $1,000
                                                   Amount            Original
                                                -------------      -------------
(38)   Class M-1 Principal Distribution:
       a. Class M-1 (current)                             .00         0.00000000
       b. Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                            .00

(39)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date         .00

(40)   Class M-1 Percentage for the following
       Remittance Date                                   .00%

Class B1 Certificates
---------------------
(1)    Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                            1,044,132.54

(2)    Class B-1 Remittance Rate (8.10% unless
       Weighted Average Contract Rate is
       below 8.10%)                                     8.10%

(3)    Aggregate Class B1 Interest                 139,758.75         6.75000000

(4)    Amount applied to Unpaid Class
       B1 Interest Shortfall                              .00                .00

(5)    Remaining unpaid Class B1
       Interest Shortfall                                 .00                .00

(6)    Amount applied to Class B1 Interest
       Deficiency Amount                                  .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                   .00

GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
 PASS-THROUGH CERTIFICATES, SERIES 1996-5
          CLASS M1 CERTIFICATES
             MONTHLY REPORT
               MARCH 1997                                           CUSIP NO. 393505ND0,NE8
                 Page 8                                            TRUST ACCOUNT #80-4141300
                                                                   REMITTANCE DATE: 4/15/97

                                                                Total  $               Per $1,000
                                                                 Amount                  Original
                                                             -------------             ------------
(8)     Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date                       .00

(8a)    Class B Percentage for such Remittance Date                    .00

        (9)  Current Principal (Class B Percentage of
             Formula Principal Distribution Amount)                    .00

        (10a)   Class B1 Principal Shortfall                           .00

        (10b)   Unpaid Class B1 Principal Shortfall                    .00

        (11)    Class B Principal Balance                    38,820,659.00

        (12)    Class B1 Principal Balance                   20,705,000.00


Class B2 Certificates
---------------------
(13)   Remaining Amount Available                              904,373.79

(14)   Class B-2 Remittance Rate (8.45%
       unless Weighted Average Contract
       Rate is less than 8.45%)                                     8.45%

(15)   Aggregate Class B2 Interest                             127,564.43              7.04166655

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                                          .00                     .00

(17)   Remaining Unpaid Class B2 Interest Shortfall                   .00                     .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                       .00

(19)   Class B2 Principal Liquidation Loss Amount                     .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                           .00

GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
 PASS-THROUGH CERTIFICATES, SERIES 1996-5
         CLASS M1 CERTIFICATES
            MONTHLY REPORT
             MARCH 1997                                             CUSIP NO. 393505-ND0,NE8
               Page 9                                               TRUST ACCOUNT #80-4141300
                                                                     REMITTANCE DATE: 4/15/97
                                                                 Total $                 Per $1,000
                                                                  Amount                  Original
                                                               -------------            ------------
(21)   Guarantee Payment                                                 .00

(22)   Class B2 Principal Balance                              18,115,659.00

(23)   Monthly Servicing Fee (Deducted from
       Certificate Account balance to arrive at
       Amount Available if the Company or Green
       Tree Financial Corporation is not the
       Servicer; deducted from funds remaining
       after payment of Class A Distribution
       Amount, Class M-1 Distribution Amount,
       Class B-1 Distribution Amount and Class
       B-2 Distribution Amount; if the Company
       or Green Tree Financial Corporation
       is the Servicer)                                           205,897.11

(24)   3% Guarantee Fee                                           570,912.25

(25)   Class C Residual Payment                                          .00

(26)   Class M-1 Interest Deficiency on such
       Remittance Date                                                   .00

(27)   Class B-1 Interest Deficiency on such
       Remittance Date                                                   .00

(28)   Repossessed Contracts                                      807,974.55

(29)   Repossessed Contracts Remaining
       in Inventory                                             3,319,948.97

(30)   Weighted Average Contract Rate                               10.25407